American Century Investments®
Quarterly Portfolio Holdings
Utilities Fund
September 30, 2024

Utilities - Schedule of Investments
SEPTEMBER 30, 2024 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.5%
Electric Utilities — 72.7%
American Electric Power Co., Inc.	152,348	15,630,905
Constellation Energy Corp.	66,539	17,301,471
Duke Energy Corp.	116,155	13,392,671
Edison International	139,389	12,139,388
Entergy Corp.	81,731	10,756,617
Evergy, Inc.	128,279	7,954,581
Eversource Energy	145,992	9,934,756
Exelon Corp.	317,129	12,859,581
FirstEnergy Corp.	215,094	9,539,419
NextEra Energy, Inc.	355,952	30,088,622
NRG Energy, Inc.	106,469	9,699,326
OGE Energy Corp.	117,040	4,800,981
PG&E Corp.	680,053	13,444,648
Pinnacle West Capital Corp.	78,486	6,953,075
Portland General Electric Co.	100,433	4,810,741
PPL Corp.	154,356	5,106,096
Southern Co.	220,163	19,854,299
Xcel Energy, Inc.	39,767	2,596,785
		206,863,962
Gas Utilities — 1.8%
Atmos Energy Corp.	2,331	323,333
Northwest Natural Holding Co.	119,134	4,863,050
		5,186,383
Independent Power Producers and Energy Traders — 8.3%
AES Corp.	402,294	8,070,018
Vistra Corp.	130,461	15,464,847
		23,534,865
Multi-Utilities — 11.2%
Ameren Corp.	4,024	351,939
Avista Corp.	122,749	4,756,524
CenterPoint Energy, Inc.	130,113	3,827,924
Consolidated Edison, Inc.	23,288	2,424,979
Dominion Energy, Inc.	89,619	5,179,082
DTE Energy Co.	7,193	923,653
NiSource, Inc.	84,066	2,912,887
Public Service Enterprise Group, Inc.	43,409	3,872,517
Sempra	71,222	5,956,296
WEC Energy Group, Inc.	17,061	1,640,927
		31,846,728
Renewable Electricity — 1.8%
Clearway Energy, Inc., Class C	167,592	5,141,722
Water Utilities — 3.7%
American Water Works Co., Inc.	39,061	5,712,281
California Water Service Group	87,570	4,748,045
		10,460,326
TOTAL COMMON STOCKS (Cost $197,735,293)		283,033,986
SHORT-TERM INVESTMENTS — 0.6%
Money Market Funds — 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,383	5,383

Repurchase Agreements — 0.6%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.125%, 9/30/27, valued at $95,917), in a joint trading account at 4.82%, dated 9/30/24, due 10/1/24 (Delivery value $94,139)	94,126
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 4.00%, 1/15/27, valued at $1,147,586), at 4.84%, dated 9/30/24, due 10/1/24 (Delivery value $1,125,151)	1,125,000
TD Securities (USA) LLC, (collateralized by various U.S. Treasury obligations, 0.50% - 3.75%, 3/31/25 - 8/31/31, valued at $383,580), at 4.82%, dated 9/30/24, due 10/1/24 (Delivery value $376,050)	376,000
1,595,126
TOTAL SHORT-TERM INVESTMENTS (Cost $1,600,509)	1,600,509
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $199,335,802)	284,634,495
OTHER ASSETS AND LIABILITIES — (0.1)%	(154,083)
TOTAL NET ASSETS — 100.0%	$284,480,412

NOTES TO SCHEDULE OF INVESTMENTS

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$283,033,986	—	—
Short-Term Investments	5,383	$1,595,126	—
	$283,039,369	$1,595,126	—
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.